GBS

GBS Enterprises Inc.

Cloud Computing Investment Opportunity

November 2011

(Stock Symbol: GBSX)

company presentation

Disclaimer

This Presentation has been prepared by GBS Enterprises Incorporated the 'Company') listed on the OTCBB under the stock symbol GBSX; who beneficially owns approximately 50.1% of GROUP Business Software AG, ('GROUP'), located in Frankfurt, Germany. This Presentation is being furnished through the GBSX's management team, for informational purposes solely for use by prospective accredited investors in considering their interest in a possible transaction involving the Company. No part of these pages, either text or image maybe used for any purpose other than personal use. Therefore, reproduction, modification, storage in a retrieval system or retransmission, in any form or by any means, electronic, mechanical or otherwise, for reasons other than personal use, is strictly prohibited without prior written permission.

SAFE HARBOR LANGUAGE

This Presentation may include forward-looking statements related to the Company and GROUP that involve risks, including, but not limited to, product delivery, the management of growth, market acceptance of certain products of other risks. These forward-looking statements are made in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. For further information about these factors that could affect the Company's future results, please refer to the Company's filings with the Securities and Exchange Commission. Prospective investors and shareholders are cautioned that any such forward-looking statements are not guarantees of future performance and involves risk and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors.

This information contained herein has been prepared to assist interested parties in making their own evaluation and does not purport to be all-inclusive or to contain all the information that a prospective buyer or investor may desire or that may be required in order to properly evaluate the opportunity discussed. In all cases, interested parties should conduct their own investigation and analysis of the data set forth in this Presentation. Industry data and statistics have been obtained or derived from the management team and published industry sources.

GBSX has not independently verified any of the information contained herein. GBSX nor their respective affiliates make any representation or warranty (expressed or implied) as to the accuracy or completeness of this Presentation or any statements, estimates or projections contained herein, and none of them will have any liability for the recipient's use of this Presentation or any other oral, written or other communications transmitted to the recipient in the course of its evaluation of GBSX and this opportunity. This Presentation includes certain statements, estimates and projections provided by, and with respect to the anticipated future performance of GBSX. Such statements, estimates and projections reflect various assumptions and elements of subjective judgment made by management concerning anticipated results, which are subject to business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and which may or may not prove to be correct. This Presentation contains certain projected financial information that reflects management's projections as to anticipated future results based upon assumptions that are inherently uncertain, including assumptions as to the size of the markets in which it expects to compete, GBSX's market share, general industry conditions and other factors. The assumptions are based upon management's judgment. As a result, no representation or warranty is made as to the feasibility of the projected financial information included in this Presentation.

By accepting the Presentation, you acknowledge that: (1) the information will be used by you solely for the purpose of evaluating a transaction involving GBSX; (2) you will not reproduce the Presentation in whole or in part and will not distribute all or any portion of the Presentation to any person other than a limited number of your employees or representatives who have a need to know such information for the purpose set forth in (1) above and who are informed by you of the confidential nature of such information; and (3) if you do not wish to pursue a transaction you will destroy or return the Presentation to the "Ott team" together with any copies of the Presentation or other material relating to the properties discussed which you may have received from the management team.

Management Team

Joerg Ott	Chairman and Chief Executive Officer	• Founder OUTPUT! GmbH (sales training), GlobalWords (machine-translation based multilingual service), InterFair, TalkPower (call-centers) • European Union Entrepreneur Forum expert for entrepreneurship and development of business plans for innovative ideas • Earned his MBA at Passau University focusing on operations, research and finance; an OPM graduate and Harvard Alumnus since 2009 • Acquired and consolidated several industry leading companies in the Lotus Software market: GROUP, TJ, GEDYS, Relavis, IT Factory, Lotus911, Permessa, Salesplace • Extensive industry expertise in M & A, including financial restructuring of publicly traded companies in Europe • Responsibilities include setting strategy and vision, capital allocation, investor relations, corporate culture development and direct responsibility for nurturing, managing and integrating strategic business and technology acquisitions	20 + yrs.
Gary MacDonald	Executive Vice President and Chief Corporate Development Officer	• A broad background in engineering, marketing, sales, corporate development and general management. Extensive experience in both start-ups and enterprise level organizations such as Intel Corporation and successful high growth entrepreneurial companies such as Kingston Technology Company where he was Senior Vice President • Founding CEO of PiNG PoNG Technologies, an artificial intelligence software company, and co-founder of Raydiance Incorporated, an award winning pioneer in advanced ultra short pulse laser technology • Primary responsibilities at GBS include corporate financial strategy, corporate development, investor relations, and M & A affairs	30 + yrs.
Ron Everett	Chief Financial Officer (GBS Enterprises)	• Founder and Director of Business Valuation Center, previously with a variety of financial services companies including Ernst & Young, Technology Ventures International, CBIZ Valuation Counselors, and Systems Architects • Primary responsibilities include operational support and strategic guidance on all financial matters, supervises internal and external financial reporting, budget management, forecasting needs, and planning analysis relative to finance	30 + yrs.

GBS

Company Overview

- GBS Enterprises, stock symbol GBSX, has acquired controlling interest (50.1%) of GROUP Business Software AG, ('GROUP'), located in Frankfurt, Germany
- A Software and Services company, specializing in:
  - Cloud Automation Technology
  - Modernization, Transformation and Migration of Business Software Applications
  - World's largest provider of applications for IBM's Lotus Notes and Domino markets.
- Headquartered in New York, NY with offices throughout Europe, Asia and North America
- GBS serves over 5,000,000 active users with over 3,500 customers in 38 countries, the majority of which are global enterprise sized companies including:

GBS

Select Financials

Fiscal Year End:	December 31st
Symbol:	(OTC QB: GBSX)
Stock Price (11/1/2011):	$2.30
52-Week Range:	$ 1.48- $5.00
Shares Outstanding (9/14/2010):	23.8 million
Market Cap:	$54.7 million
Cash:	$6.8 million
Research Coverage:	GarWood Securities LLC

Recent Events

9/28/11 – GBS Enterprises Acquires Synaptris

9/26/11 – GBS Signs Transformer Pilot Project with Worldwide Financial Services Company

9/9/2011 – GBS Enterprises to Present at Rodman & Renshaw NYC Conference September 12, 2011

Sample Customer Mix

ADP

BASF The Chemical Company

BAYER

British American Tobacco

Coca-Cola

DAIMLER

Deutsche Bank

DU PONT

gsk GlaxoSmithKline

Heineken

PricewaterhouseCoopers

HSBC

MERCK

MICHELIN

Miele

Pfizer

NOVARTIS

REUTERS

HONDA

TOYOTA

ZURICH

The Basics

- **Strong profitable business for last 5 years**
  - Diversified and Recurring Revenue Streams
  - Longstanding Relationships with Diverse, Global Customer Base
- **High Growth Potential with Cloud Technologies**
  - Agnostic Cloud Automation Platform
  - Application Transformer for IBM Lotus Notes market
    - Converts existing (legacy) Lotus applications to be 'cloud ready' as well as enabled for deployment on mobile devices
  - Multiple partnerships with major OEM and Global Partners
  - Significant Industry Recognition and Awards
- **Core business focused on serving IBM's Lotus Notes market (IBM Social Collaboration Platform)**
  - Business built from 'roll-up' of the ~30 Companies in US & Europe
  - World's largest provider of business applications for the Lotus market

GBS

History = Growth by Acquisition

GBS has performed ~ 30 merger & acquisitions

Example Acquisitions


Inflection Point
IntraWare
GEDYS
TJGROUP
arcaTRUST
ebvokus Software GmbH
GROUP Technologies
RELAVIS
immedi@t!
Lotus911
PERMESSA
IT FACTORY
Salesplace
FastWorks
GroupWare
PAVONE
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Three Pronged Business Overview

Transformation, Modernization, and Migration
(IBM Lotus Business Applications)

T
Transformer

Cloud Automation Platform Technology (CAP)

CAP

Business Application Software and Solutions

Apps

- "Transformer" – A break through technology that converts existing Lotus applications to be 'cloud ready'
- Cloud Automation Platform a market changing' technology that is 24 to 36 months ahead of the market.
- An 'agnostic platform'
- Multiple partnering opportunities worldwide with such companies as IBM and other OEMs, IT Service organizations, TeleCos, Data Centers, sold through vendor sales channels
- Application portfolio for IBM Lotus Notes (Messaging, Analytics, Compliance, Archiving, Security, CRM, GRC, eBanking, ...)

Business Overview

IBM Centric Market Opportunities

T
Transformer

CAP

Apps

Cloud Computing Market Opportunities
(Non IBM)

CAP

Growth Opportunities – Within the IBM Market


Apps
T
Transformer
CAP
IBM
Lotus Market
IBM
Global Services

TAM = 17,500 existing IBM Customers (10,000 mid-sized, 7,500 Enterprise sized)

IBM Centric Opportunities:

Based on "Transformer & Cloud Automation Platform

IBM Lotus Market
"Transformer" Opportunities
(Direct and Partner Based Opportunities)

→

Sales Channel = GBS (direct) or Partner's Sales Force

Revenue Model = Per Application Fee

Plus additional revenue from professional services opportunities

IBM ISSL – GBS
Reseller Partnership
(Transform Existing Lotus Applications to be 'cloud ready' plus bundle opportunities with IBM's 'Lotus Live' and Cloud Automation Platform)

→

IBM Global Services
OEM Partnership
(Data Centers - Outsourcing)

→

Sales Channel = IBM Sales Force

Revenue per Application Transformation = ~ $1,000

Plus additional revenue from professional services opportunities to IBM

Plus monthly usage fee per customer hosted on CAP

Lotus Application Transformer Opportunity

Transformer Market – In Perspective


SHAREPOINT
????
GOOGLE
300
FORCE.COM
185,000
APPLE
350,000
IBM LOTUS
18,000,000

The Transformer Opportunity

- **The Challenge 'You can't get there from here'**

- **The only options**
  - Don't move your applications into the cloud
  - Abandon your investment and move to another platform
  - Manually transform them (re-write) to run in a cloud (takes ~ 25 hours per app)
  - GBS's "Transfomer" transforms applications into Java Xpages ('cloud ready' and capable of being deployed on mobility devices).

- **The Opportunity**
  - TAM = 17,500 Existing IBM Customers
  - 18,000,000 applications
  - Assume 6,000,000 are candidates for modernization/migration
  - $5,000 per application (estimated average)
  - 6,000,000 applications * $ 5,000 = **$30,000,000,000**
  - Window of Opportunity will last 5 to 7 years

GBS

Transformer Customer Opportunity Examples

Transformer

- International bank (European) = 40,000 applications
- US based bank = 3,500
- US Government Agency = 180,000 applications
- International bank (Asian) = 28,000 applications
- Pharmaceutical company (US) = 40,000 applications
- Automotive company (Asian) = 1,000 applications
- International electronics manufacturer (Asian) = 7,000 applications
- International engine manufacturer (US) = 10,000 applications

Cloud Computing Opportunity


CAP

GBS

Cloud Computing

"The Next Generation of Outsourcing" (Gartner)

- "Cloud computing will be the single biggest creation of wealth in the history of business" *Wall Street Journal*
- "We are in the midst of a fundamental shift as more enterprises start to use services enabled by cloud technologies." *Gartner, November 2010*
- InStat estimates that by 2014 the US market will spend $13 Billion in cloud computing
- March 2011 IBM's CEO stated that by 2015 IBM would generate $7 Billion from the cloud



Billions of Dollars
Growth of Cloud-Based Applications (Gartner)
25
20
15
10
5
0
2009
2010
2011
2012
2013
2014

Cloud Automation Platform


CAP

Key Market Drivers

- Worldwide SaaS and Cloud adoption
- ISV: New markets and delivery through 'Cloud Technology'
- Corporate Cloud: IT department's increase in efficiency and reduced cost
- Application Outsourcing: cloud automation and PaaS are changing the competitiveness of vendors

Key Benefits

- Combines cloud automation and application management
- Enables virtually any application to run and be maintained 'as-a-Service'
- Supports a wide variety of technologies

Market Opportunity

- **30%** of all software delivered will be 'as-a-Service' by 2014

Cloud Automation Platform


CAP

Provides for multiple Cloud Strategies

- OEM's
- IT Service Providers, Consultancy Firms and System Integrators
- Data Centers, Telecoms, Broadband Providers
- Software Vendors

Private/Public Cloud Offering

- Easily build and enable private, public or hybrid clouds, including all customers applications

Application Simplification and Management

- Enables easy deployment of, access to and maintenance of mission critical enterprise applications

SaaS Enablement

- Easily enable ISV applications to be deployed, run, sold and delivered 'as-a-Service'

Experton 2011 Report Gives

GROUPLive High Marks

Platform as a Service


Product Challenger
Leader
Follower
Market Challenger
Portfolio Attractiveness
Competitive Strength
Amazon
Salesforce
IBM
Microsoft
Google
GBS AG
EngineYard
CloudBees
Cloudcontrol

Cloud Management


Product Challenger
Leader
Follower
Market Challenger
Portfolio Attractiveness
Competitive Strength
VMware
Fluidops
Microsoft
Eucalyptus
IBM
HP
Zimory
Enomaly
Cloud.com
RightScale
Visionapp
GBS AG
Parallels
Novell
Nimbula
Red Hat
CA
Oracle
BMC

Experton Market Insight Quadrant, **Experton Group**, ***Cloud Vendor Benchmark 2011***

Accolades and Industry Recognition

- **2011 IBM Best Seller Award Winner: Best Cloud Solution Partner**
- **2011 IBM Beacon Award Finalist**
- **2010 INNOVATIONSPREIS-IT Award: Cloud Computing Category**
- **2010 Lotus Award Winner: CTO Award for Innovation**
- **Experton** positioned as Leader for Cloud Management in report: *Cloud Vendor Benchmark 2011*
- **Experton** positioned as Challenger for PaaS in report: *Cloud Vendor Benchmark 2011*
- **Gartner** positioned in report: *Spectrum of Potential Web Platform Service Providers*
- **Saugatuck** positioned as a SaaS Enablement Platform in report: *Platform-as-a-Service Evolves, Setting the Stage for Cloud Computing*
- **Goldman Sachs** positioned as a Development platform in report: *Investing for the next stage in software-as-a-service*

GBS

Investment Highlights

- Controlling interest in GROUP
- World's largest provider of applications for IBM's Lotus Notes and Domino markets
  - "Transformer" – A break through technology that converts existing Lotus applications to be 'cloud ready'
- Cloud Automation Technology
- Modernization, Transformation and Migration of Business Software Applications
- Over 5,000,000 active users with over 3,500 customers in 38 countries
  - Global enterprise sized companies including Coca-Cola, HSBC and Honda

GBS

Contact Us

Corporate Information

GBS Enterprises, Inc.
PH: (404) 474-7256
585 Molly Lane
Woodstock, GA 30189

Gary MacDonald, EVP & Chief CDO
gmacdonald@gbsx.us

www.gbs.com

Investor Contact

Alliance Advisors, LLC
Alan Sheinwald, President
PH: (914) 669-0222

Asheinwald@AllianceAdvisors.net

www.AllianceAdvisors.net